EXHIBIT 24

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                   /s/ RONALD D.  BRYANT
                                            ------------------------------------
                                                       Ronald D.  Bryant

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/ DAVID L.  HENNINGER
                                            ------------------------------------
                                                        David L.  Henninger

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/    JAMES D.  JENNINGS
                                            ------------------------------------
                                                           James D.  Jennings

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/    TIMOTHY JOHNSTON
                                            ------------------------------------
                                                           Timothy Johnston

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                   /s/    ANDREW J.  KELLY
                                            ------------------------------------
                                                          Andrew J.  Kelly

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/    THOMAS B.  MCDADE
                                            ------------------------------------
                                                           Thomas B.  McDade

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 24th day of March, 1998.

                                                    /s/    LUCIAN  L.  MORRISON
                                            ------------------------------------
                                                           Lucian L.  Morrions

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/   JAMES P.  NORRIS
                                            ------------------------------------
                                                          James P.  Norris

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                     /s/    FREDRIC  SIGMUND
                                            ------------------------------------
                                                            Fredric Sigmund

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                     /s/    JOHN M.  SULLIVAN
                                            ------------------------------------
                                                            John M. Sullivan

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., does hereby appoint J. Patrick Millinor, Jr., Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments to said Annual Report, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th of March, 1998.

                                                    /s/    JAMES  D. WEAVER
                                            ------------------------------------
                                                           James D.  Weaver